ARROW ELECTRONICS, INC. & SUBSIDIARIES
Organizational (Legal Entity) Structure
As of December 31, 2002

1.   Arrow Electronics, Inc. a New York corporation
2.   Arrow Electronics International, Inc., a Virgin Islands corporation
3.   Arrow Electronics Canada Ltd., a Canadian corporation
4.   10556 Newfoundland Limited, a Newfoundland company
5.   Schuylkill Metals of Plant City, Inc., a Delaware corporation
6.   Arrow Electronics International, Inc., a Delaware corporation
7.   Hi-Tech Ad, Inc., a New York corporation
8.   Gates/Arrow Distributing, Inc., a Delaware corporation
     A) Midrange Open Computing Alliance, Inc., a Delaware corporation
     B) SN Holding, Inc. a Delaware corporation
        A) Support Net, Inc., an Indiana corporation
     C) SBM Holding, Inc., a Delaware corporation
        A) Scientific & Business Minicomputers, Inc., a Georgia corporation
9.   Consan Inc., a Minnesota corporation
10.  Arrow Electronics (Delaware), Inc., a Delaware corporation
11.  Arrow Electronics Funding Corporation, a Delaware corporation
12.  Arrow Electronics Real Estate Inc., a New York corporation
13.  Arrow Electronics (U.K.), Inc., a Delaware corporation
     A) Arrow Electronics (Sweden) KB, a Swedish partnership (98% owned)
     B) Arrow Electronics South Africa, LLP (1% owned)
     C) Arrow Electronics Distribution S.a.r.l., a Luxembourg company
        1) Arrow Electronics Holdings S.a.r.l., a Luxembourg company
           a) Beheer-En Beleggingsmaatschappij Mazeco B.V., a Netherlands company
              1) Arrow Electronics Netherlands Holdings B.V., a Netherlands company
                 a) B.V. Arrow Electronics DLC, a Netherlands company
                    1) Arrow Electronics Luxembourg S.a.r.l., a Luxembourg company
                    2) Arrow Electronics UK Holding Ltd., a UK company
                       a) Arrow Electronics (UK) Ltd., a UK company
                       b) Arrow Northern Europe Ltd., a UK company
                          1) Jermyn Holdings, Ltd., a UK company (dormant)
                             a) Hawke Electronics, Ltd., a UK company (dormant)
                             b) Impulse Electronics, Ltd., a UK company (dormant)
                             c) Invader Electromechanical Distribution, Ltd., a UK company
                                (dormant)
                             d) Jermyn Development, Ltd., a UK company (dormant)
                             e) Jermyn Distribution, Ltd., a UK company (dormant)
                             f) Jermyn Electronics, Ltd., a UK company (dormant)
                             g) Jermyn Manufacturing, Ltd., a UK company (dormant)
                             h) Mogul Electronics, Ltd., a UK company (dormant)
                          2) RR Electronics, Ltd., a UK company (dormant)
                             a) Arrow Electronics, Ltd., a UK company (dormant)
                          3) Techdis, Ltd., a UK company (dormant)
                             a) Microprocessor & Memory Distribution, Ltd., a UK company (dormant)
                             b) Rapid Silicon, Ltd., a UK company (dormant)
                             c) Tekdis, Ltd., a UK company (dormant)
                             d) Tecdis, Ltd., a UK company (dormant)
                          4) Axiom Electronics, Ltd., a UK company (dormant)
                       c) Multichip Ltd., a UK company
                          1) Microtronica Ltd.
                    3) Arrow Europe GmbH, a German company
                       a) Arrow Holding South Europe S.r.l., an Italian company (95% owned)
                          1) EDI Electronics Distribution International France, S.A., a French
                             company
                             a) Arrow Electronique S.A., a French company (22.81% owned)
                                1) Arrow Computer Products S.N.C., a French company
                                   a) Multichip GmbH, a German company
                                2) Tekelec Europe S.A., a French company (22.19%)
                          2) Arrow Electronique S.A., a French company (77.19% owned)
                          3) Tekelec Europe S.A., a French company (77.81%)
                          4) Silverstar S.r.l., an Italian company
                             a) I.R. Electronic D.O.O., a Slovenian company
                             b) Arrow Elektronik Ticaret, A.S., a Turkish company
                             c) Arrow Electronics Hellas S.A., a Greek company
                             d) Adecom Service S.r.l., an Italian company (51% owned)
                             e) Algol (4% owned)
                          5) Arrow Iberia Electronica, S.L.U., a Spanish company
                             a) Amitron-Arrow Electronica Lda., a Portugal company
                             b) ATD Electronica LDA, a Portugal company (dormant)
                       b) Arrow Electronics Danish Holdings ApS, a Danish company
                          1) Arrow Norwegian Holdings AS, a Norweigian company
                             a) Arrow Electronics Estronia OU, an Estonian company
                             b) Arrow Finland OY, a Finnish company
                             c) Arrow Denmark ApS, a Danish company
                             d) Arrow Components Sweden AB, a Swedish company
                                1) Arrow Nordic Components AB, a Swedish company
                             e) Arrow Norway A/S, a Norwegian company
                       c) Spoerle Electronic GmbH, a German company
                          1) Spoerle Electronic Distribution International GmbH, a German company
                             a) E.D.I. Electronic Distribution International GmbH, a German
                                company
                             b) Industrade AG, a Swiss company
                             c) SEDI Hungary Kerekedelmi Kft, a Hungarian company (99% owned)
                             d) Spoerle Kft, a Hungarian company
                                1) SEDI Hungary Kerekedelmi Kft, a Hungarian company
                                   (1% owned)
                             e) Tekelec Airtronic B.V., a Netherlands company
                             f) Tekpar S.p.r.l., a Belgian company (dormant)
                          2) Proelectron Baulelemente-Vertriebs- Gesellschaft MbH, a German
                             company
                          3) Microtronica Handelsgesellchaft fur Components Gerate und
                             Systeme mbH, a German company
                          4) Unielectronic GmbH, a German company
                          5) Sasco Vertrieb von elektronischen Bauelementen GmbH, a German company
                          6) Integra Handelsgesellschaft, mbH, a German company
                          7) Diode Components B.V., a Netherlands company
                          8) DLC Distribution Logistic Center GmbH, a German company
                             (dormant)
                          9) Spoerle Electronic spol s.r.o., a Czech company
                          10)Spoerle Electronic Polska Sp.z.o.o., a Polish company
                          11)Spoerle GmbH
                    4) Arrow Electronics (Sweden) KB, a Swedish partnership (2% owned)
                    5) Arrow Electronics Management Holdings GmbH, a German company (dormant)
                    6) Arrow Holding South Europe S.r.l., an Italian company (5% owned)
                    7) ARW Electronics, Ltd., an Israeli company
                       a) Arrow/Rapac, Ltd, an Israeli company (51% owned)
14.  Arrow Electronics South Africa LLP (99% owned), a South African limited partnership
15.  Arrow Altech Holdings (Pty) Ltd. (50.1% owned), a South African company
     A) Arrow Altech Distribution (Pty) Ltd., a South African company
     B) Erf 211 Hughes (Pty) Limited, a South African company
16.  Panamericana Comercial Importadora S.A., a Brazilian company (66.67% owned)
17.  Elko C.E., S.A., an Argentinean company (82.63% owned) and subsidiary
     A) TEC-Tecnologia Ltda, a Brazilian company (99.99% owned)
18.  Eurocomponentes, S.A., an Argentinean company (70% owned)
19.  Macom, S.A., an Argentinean company (70% owned)
20.  Compania de Semiconductores y Componentes, S.A., an Argentinean company (70% owned)
21.  Arrow Components (NZ) Limited, a New Zealand company (75% owned)
22.  Arrow Electronics Holdings Pty Ltd., an Australian company
     A) Arrow Electronics Australia Pty Ltd., an Australian company
        1) Microtronica (Australia) Pty Ltd., an Australian company
     B) Zarrow Australia Pty Ltd., an Australian company
     C) Arrow CMS Distribution Pty Ltd., an Australian company
23.  Components Agent (Cayman) Limited, Cayman Islands company (90% owned)
     A) Arrow/Components (Agent) Ltd., a Hong Kong company
     B) Arrow Electronics China Ltd., a Hong Kong company
        1) Arrow Electronics (Shanghai) Co. Ltd., a Chinese company
        2) Arrow Electronics (Shenzhen) Co. Ltd., a Chinese company
        3) Arrow Electronics Distribution (Shanghai) Co. Ltd., a Chinese company
     C) Arrow Electronics Asia Limited, a Hong Kong company
        1) Arrow Electronics Labuan Pte Ltd, a Malaysian company
           a) Arrow Electronics Korea Limited, a South Korean company
     D) Arrow Electronics (S) Pte Ltd, a Singaporean company
        1) Arrow Components (M) Sdn Bhd, a Malaysian company
     E) Intex-semi Ltd., a Hong Kong company
     F) Arrow Electronics Asia (S) Pte Ltd., an Singapore company
        1) Arrow Electronics (Thailand) Limited, a Thailand company
     G) Arrow Electronics India Ltd., a Hong Kong company
     H) Microtronica (HK) Ltd., a Hong Kong company
     I) Microtronica (S) Pte. Ltd., a Singaporean company
     J) Microtronica (M) Sdn Bhd., a Malaysian company
     K) Arrow Asia Pac Ltd., a Hong Kong company
     L) Kingsview Ltd., a British Virgin Islands company
     M) Hotung Ltd., a British Virgin Islands company
     N) Components Agent Asia Holdings, Ltd., a Mauritius company
        1) Arrow Electronics India Private Limited, an Indian company
     O) Arrow Strong Electronics (M) Sdn. Bhd., a Malaysian company
     P) Arrow/Texny (H.K.) Limited, a Hong Kong company
     Q) Arrow Electronics ANZ Holdings Pty Ltd, an Australian company
24.  Arrow Electronics Taiwan, Ltd., a Taiwanese company
     A) Strong Pte, Ltd., a Singaporean company
     B) Lite-On Korea, Ltd., a Korean company (48.58% owned)
     C) TLW Electronics, Ltd., a Hong Kong company
        1) Waily Technology, Ltd., a Hong Kong company
        2) Lite-On Korea, Ltd., a Korean company (51.42% owned)
        3) Arrow Strong Electronics (S) Pte, Ltd., a Singaporean company (48% owned)
     D) Arrow Strong Electronics (S) Pte, Ltd., a Singaporean company (52% owned)
     E) Creative Model Limited, a Hong Kong company
25.  Arrow Asia Distribution Limited, a Hong Kong company
26.  Arrow Electronics Logistics Sdn Bhd, a Malaysia company
27.  Arrow Electronics (CI) Ltd., a Cayman Islands company
     A) Marubun/Arrow Asia Ltd., a British Virgin Islands company (50% owned)
        1) Marubun/Arrow (HK) Limited, a Hong Kong company
           a) Marubun/Arrow (Shanghai) Co., Ltd, a Chinese company
        2) Marubun/Arrow (S) Pte Ltd., a Singaporean company
           a) Marubun/Arrow (Thailand) Co. Ltd., a Thailand company
           b) Marubun/Arrow (Philippines) Inc., a Filipino company
28.  Marubun/Arrow USA, LLC, a Delaware limited liability company (50% owned)
29.  Arrow Electronics Mexico, S. de R.L. de C.V., a Mexican company
30.  Dicopel, Inc., a U.S. company (60% owned)
31.  Dicopel S.A. de C.V., a Mexican company (60% owned)
32.  Wyle Electronics, Inc., a Barbados company
33.  Wyle Electronics de Mexico S de R.L. de C.V., a Mexican company
34.  Wyle Electronics Caribbean Corp., a Puerto Rican company
35.  eChipsCanada, Inc., a Canadian company
36.  Marubun Corporation, a Japanese company (8.42% owned)